Exhibit 99.1

Characteristics of the Receivables

     On February 14, 2006 (the "Subsequent Transfer Date"), Wachovia Auto Owner Trust 2005-B (the "Trust") purchased additional motor vehicle retail installment contracts (the "Subsequent Receivables") and certain related assets from Pooled Auto Securities Shelf LLC (the "Depositor"). The Subsequent Receivables had an aggregate principal balance of $348,698,441.35 as of January 31, 2006 (the "Subsequent Cutoff Date").

     The Subsequent Receivables were acquired using funds on deposit in the pre-funding account established in connection with the initial purchase by the Trust of motor vehicle retail installment contracts (the "Initial Receivables" and together with the Subsequent Receivables, the "Receivables") from the Depositor and the sale of asset backed notes of the Trust pursuant to the prospectus and prospectus supplement, dated as of November 25, 2005 and November 30, 2005, respectively, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on December 6, 2005 (collectively, the "Prospectus"). For additional information regarding the Receivables, the Depositor and the Trust please refer to the Prospectus.

     The following tables set forth certain information regarding (i) the aggregate characteristics of the Initial Receivables as of November 30, 2005 (the "Initial Cutoff Date") and the Subsequent Receivables as of the Subsequent Cutoff Date and (ii) amounts on deposit as of the Subsequent Transfer Date in the yield supplement account (the "Yield Supplement Account") established in connection with the purchase of the Initial Receivables by the Trust, as supplemented in connection with the purchase of the Subsequent Receivables by the Trust.

     The percentages below are calculated based on the outstanding principal balance of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables as of the Subsequent Cutoff Date. The percentages may not add to 100.00% due to rounding.


                                        Composition of the Receivables
                                 as of the Initial and Subsequent Cutoff Dates

                                               New Financed             Used Financed
                                                 Vehicles                  Vehicles                   Total
                                        ------------------------  ------------------------  ------------------------
Aggregate Principal Balance.......          $1,291,799,863.38          $627,391,899.62          $1,919,191,763.00
Percentage of Aggregate Principal
   Balance........................                67.31%                   32.69%                    100.00%
Number of Receivables.............                53,933                   34,471                    88,404
Percentage of Receivables.........                61.01%                   38.99%                    100.00%
Average Principal Balance.........              $23,951.94               $18,200.57                $21,709.33
Average Original Balance..........              $25,450.95               $19,352.08                $23,072.84
Weighted Average Contract Rate....                6.70%                     7.61%                     7.00%
Contract Rate (Range).............           2.90% to 16.49%           3.30% to 16.49%           2.90% to 16.49%
Weighted Average Original Term....             63.75 months             63.74 months              63.74 months
Original Term (Range).............        12 months to 72 months   12 months to 72 months    12 months to 72 months
Weighted Average Remaining Term...             60.14 months             60.13 months              60.14 months
Remaining Term (Range)............        7 months to 72 months     7 months to 72 months     7 months to 72 months



                            Distribution of the Receivables by Remaining Term to Maturity
                                    as of the Initial and Subsequent Cutoff Dates

                                                    Percentage of                                Percentage of
                                   Number of       Total Number of          Aggregate            Total Aggregate
    Remaining Term Range          Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
1 month to 12 months.........          219                0.25%        $      994,183.44              0.05%
13 months to 24 months.......          776                0.88%             8,239,139.92              0.43%
25 months to 36 months.......        3,607                4.08%            53,399,840.42              2.78%
37 months to 48 months.......        7,616                8.61%           127,326,881.57              6.63%
49 months to 60 months.......       39,825               45.05%           847,567,336.06             44.16%
61 months to 66 months.......       13,453               15.22%           309,062,735.52             16.10%
67 months to 72 months.......       22,908               25.91%           572,601,646.07             29.84%
                                 --------------  -------------------  ----------------------  ----------------------
    Total....................       88,404              100.00%        $1,919,191,763.00            100.00%
                                 ==============  ===================  ======================  ======================


                         Distribution of the Receivables by State of Obligor Mailing Address
                                    as of the Initial and Subsequent Cutoff Dates

                                                    Percentage of                                Percentage of
                                   Number of       Total Number of          Aggregate            Total Aggregate
    Obligor Mailing Address       Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
North Carolina..............            22,360             25.29%       $  464,787,897.29              24.22%
Florida.....................            16,235             18.36%          340,705,885.25              17.75%
Georgia.....................            11,978             13.55%          258,455,088.92              13.47%
Virginia....................             8,122              9.19%          183,639,088.60               9.57%
Maryland....................             4,251              4.81%          104,263,605.31               5.43%
Pennsylvania................             4,661              5.27%           98,089,391.82               5.11%
New York....................             3,676              4.16%           97,248,688.44               5.07%
New Jersey..................             3,107              3.51%           66,035,881.75               3.44%
South Carolina..............             3,132              3.54%           63,595,644.13               3.31%
Texas.......................             2,317              2.62%           58,442,220.62               3.05%
Tennessee...................             2,044              2.31%           44,074,373.42               2.30%
Alabama.....................             1,605              1.82%           34,426,979.37               1.79%
Connecticut.................             1,532              1.73%           30,173,115.79               1.57%
Delaware....................               882              1.00%           19,801,506.17               1.03%
Other (1)...................             2,502              2.83%           55,452,396.12               2.89%
                                 --------------  -------------------  ----------------------  ----------------------
    Total...................            88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================

(1) Each state included in the "other" category in the distribution by obligor mailing address table accounted for less than 1.00% of the total aggregate principal balance as of the Initial and Subsequent Cutoff Dates.




                           Distribution of the Receivables by Financed Vehicle Model Year
                                    as of the Initial and Subsequent Cutoff Dates

                                                     Percentage of                                Percentage of
                                    Number of       Total Number of          Aggregate            Total Aggregate
            Model Year             Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
         1997 or earlier                    96              0.11%       $      938,889.63               0.05%
              1998                         190              0.21%            1,709,437.40               0.09%
              1999                         411              0.46%            4,337,140.19               0.23%
              2000                       1,444              1.63%           17,661,965.86               0.92%
              2001                       4,129              4.67%           60,240,224.10               3.14%
              2002                       7,395              8.37%          125,330,962.59               6.53%
              2003                       7,491              8.47%          141,924,165.74               7.39%
              2004                       9,533             10.78%          194,847,933.70              10.15%
              2005                      43,420             49.12%          982,630,282.06              51.20%
              2006                      14,295             16.17%          389,570,761.73              20.30%
                                 --------------  -------------------  ----------------------  ----------------------
    Total....................           88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================


                                  Distribution of the Receivables by Contract Rate
                                    as of the Initial and Subsequent Cutoff Dates

                                                     Percentage of                                Percentage of
                                    Number of       Total Number of          Aggregate            Total Aggregate
        Contract Rate Range        Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
2.001% to 3.000%.................            1              0.00%       $       12,775.64               0.00%
3.001% to 4.000%.................          534              0.60%           10,892,694.69               0.57%
4.001% to 5.000%.................        8,533              9.65%          176,752,502.38               9.21%
5.001% to 6.000%.................       21,289             24.08%          472,825,804.29              24.64%
6.001% to 7.000%.................       21,891             24.76%          495,789,737.72              25.83%
7.001% to 8.000%.................       15,764             17.83%          340,740,635.12              17.75%
8.001% to 9.000%.................        9,773             11.05%          205,737,426.01              10.72%
9.001% to 10.000%................        5,530              6.26%          117,336,149.36               6.11%
10.001% to 11.000%...............        3,246              3.67%           65,523,870.30               3.41%
11.001% to 12.000%...............        1,265              1.43%           22,880,766.64               1.19%
12.001% to 13.000%...............          418              0.47%            7,775,154.81               0.41%
13.001% to 14.000%...............          125              0.14%            2,193,408.12               0.11%
14.001% to 15.000%...............           23              0.03%              453,422.47               0.02%
15.001% to 16.000%...............           10              0.01%              233,906.98               0.01%
16.001% to 17.000%...............            2              0.00%               43,508.47               0.00%
                                 --------------  -------------------  ----------------------  ----------------------
    Total........................       88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================




                            Distribution of the Receivables by Original Principal Balance
                                    as of the Initial and Subsequent Cutoff Dates

                                                     Percentage of                                Percentage of
                                    Number of       Total Number of          Aggregate            Total Aggregate
   Original Principal Balance      Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
    $0.01 to $5,000.00                      41              0.05%       $      177,000.79               0.01%
    $5,000.01 to $10,000.00              5,088              5.76%           38,338,506.61               2.00%
    $10,000.01 to $15,000.00            14,320             16.20%          170,277,572.66               8.87%
    $15,000.01 to $20,000.00            20,698             23.41%          340,673,898.32              17.75%
    $20,000.01 to $25,000.00            18,337             20.74%          386,538,690.02              20.14%
    $25,000.01 to $30,000.00            12,441             14.07%          320,561,345.05              16.70%
    $30,000.01 to $35,000.00             7,664              8.67%          233,610,943.43              12.17%
    $35,000.01 to $40,000.00             4,153              4.70%          146,365,359.93               7.63%
    $40,000.01 to $45,000.00             2,214              2.50%           88,551,791.31               4.61%
    $45,000.01 to $50,000.00             1,133              1.28%           50,799,812.00               2.65%
    $50,000.01 to $55,000.00               726              0.82%           35,975,342.23               1.87%
    $55,000.01 to $60,000.00               450              0.51%           24,474,374.10               1.28%
    $60,000.01 to $65,000.00               327              0.37%           19,323,397.91               1.01%
    $65,000.01 to $70,000.00               192              0.22%           12,267,264.99               0.64%
    $70,000.01 to $75,000.00               153              0.17%           10,516,727.30               0.55%
    $75,000.01 to $80,000.00               120              0.14%            8,748,811.04               0.46%
    $80,000.01 to $85,000.00                94              0.11%            7,412,797.05               0.39%
    $85,000.01 to $90,000.00                46              0.05%            3,850,292.43               0.20%
    $90,000.01 to $95,000.00                45              0.05%            3,928,383.45               0.20%
    $95,000.01 to $100,000.00               41              0.05%            3,752,123.43               0.20%
    $100,000.01 to $105,000.00              21              0.02%            1,952,790.12               0.10%
    $105,000.01 to $110,000.00              22              0.02%            2,151,942.47               0.11%
    $110,000.01 to $115,000.00               9              0.01%              864,967.00               0.05%
    $115,000.01 to $120,000.00              16              0.02%            1,694,663.42               0.09%
    $120,000.01 to $125,000.00               7              0.01%              742,053.56               0.04%
    $125,000.01 to $130,000.00              14              0.02%            1,613,851.95               0.08%
    $130,000.01 to $135,000.00               9              0.01%            1,084,792.81               0.06%
    $135,000.01 to $140,000.00               8              0.01%              949,126.51               0.05%
    $140,000.01 to $145,000.00               9              0.01%            1,200,751.50               0.06%
    $145,000.01 to $150,000.00               6              0.01%              792,389.61               0.04%
                                 --------------  -------------------  ----------------------  ----------------------
        Total                           88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================




                           Distribution of the Receivables by Remaining Principal Balance
                                    as of the Initial and Subsequent Cutoff Dates

                                                     Percentage of                                Percentage of
                                    Number of       Total Number of          Aggregate            Total Aggregate
  Remaining Principal Balance      Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
    $0.01 to $5,000.00                     613              0.69%       $    2,329,851.80               0.12%
    $5,000.01 to $10,000.00              6,782              7.67%           54,801,573.47               2.86%
    $10,000.01 to $15,000.00            16,249             18.38%          207,221,076.28              10.80%
    $15,000.01 to $20,000.00            21,377             24.18%          374,171,822.35              19.50%
    $20,000.01 to $25,000.00            17,529             19.83%          391,725,895.62              20.41%
    $25,000.01 to $30,000.00            11,360             12.85%          310,011,857.88              16.15%
    $30,000.01 to $35,000.00             6,467              7.32%          208,685,125.30              10.87%
    $35,000.01 to $40,000.00             3,425              3.87%          127,554,697.66               6.65%
    $40,000.01 to $45,000.00             1,744              1.97%           73,557,906.03               3.83%
    $45,000.01 to $50,000.00               953              1.08%           45,101,412.65               2.35%
    $50,000.01 to $55,000.00               588              0.67%           30,719,358.64               1.60%
    $55,000.01 to $60,000.00               377              0.43%           21,632,961.95               1.13%
    $60,000.01 to $65,000.00               261              0.30%           16,281,282.17               0.85%
    $65,000.01 to $70,000.00               181              0.20%           12,189,474.45               0.64%
    $70,000.01 to $75,000.00               122              0.14%            8,860,451.27               0.46%
    $75,000.01 to $80,000.00                99              0.11%            7,645,785.31               0.40%
    $80,000.01 to $85,000.00                75              0.08%            6,182,458.04               0.32%
    $85,000.01 to $90,000.00                47              0.05%            4,111,602.75               0.21%
    $90,000.01 to $95,000.00                44              0.05%            4,078,430.59               0.21%
    $95,000.01 to $100,000.00               33              0.04%            3,215,456.96               0.17%
    $100,000.01 to $105,000.00              19              0.02%            1,944,312.36               0.10%
    $105,000.01 to $110,000.00               8              0.01%              861,269.62               0.04%
    $110,000.01 to $115,000.00              10              0.01%            1,124,090.27               0.06%
    $115,000.01 to $120,000.00              11              0.01%            1,277,013.09               0.07%
    $120,000.01 to $125,000.00               8              0.01%              975,586.58               0.05%
    $125,000.01 to $130,000.00               8              0.01%            1,019,308.52               0.05%
    $130,000.01 to $135,000.00               7              0.01%              927,686.98               0.05%
    $135,000.01 to $140,000.00               4              0.00%              553,317.39               0.03%
    $140,000.01 to $145,000.00               2              0.00%              282,671.39               0.01%
    $145,000.01 to $150,000.00               1              0.00%              148,025.63               0.01%
                                 --------------  -------------------  ----------------------  ----------------------
        Total                           88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================




                            Distribution of the Receivables by Original Term to Maturity
                                    as of the Initial and Subsequent Cutoff Dates

                                                     Percentage of                                Percentage of
                                    Number of       Total Number of          Aggregate            Total Aggregate
     Original Term Range           Receivables        Receivables        Principal Balance       Principal Balance
------------------------------   --------------  -------------------  ----------------------  ----------------------
1 month to 12 months...........             30              0.03%       $      269,180.65               0.01%
13 months to 24 months.........            468              0.53%            5,959,416.16               0.31%
25 months to 36 months.........          3,389              3.83%           50,862,513.31               2.65%
37 months to 48 months.........          7,482              8.46%          124,374,014.79               6.48%
49 months to 60 months.........         31,073             35.15%          651,824,931.19              33.96%
61 months to 66 months.........         14,984             16.95%          326,167,712.61              17.00%
67 months to 72 months.........         30,978             35.04%          759,733,994.29              39.59%
                                 --------------  -------------------  ----------------------  ----------------------
        Total.................          88,404            100.00%       $1,919,191,763.00             100.00%
                                 ==============  ===================  ======================  ======================


The Yield Supplement Account

     Taking into account the addition of the Subsequent Receivables on the Subsequent Transfer Date, the amount required to be on deposit in the Yield Supplement Account (the "Yield Supplement Account Amount") as of each of the following Distribution Dates, is as follows:


 Distribution        Yield Supplement      Distribution        Yield Supplement       Distribution       Yield Supplement
     Date             Account Amount           Date             Account Amount            Date            Account Amount
-------------        ----------------      ------------        ----------------       ------------       ----------------
February 2006           12,909,617         March 2008               3,829,505         April 2010              209,535
March 2006              12,442,843         April 2008               3,581,619         May 2010                168,084
April 2006              11,984,433         May 2008                 3,342,820         June 2010               133,269
May 2006                11,534,425         June 2008                3,113,036         July 2010               104,522
June 2006               11,092,857         July 2008                2,892,191         August 2010              81,318
July 2006               10,659,765         August 2008              2,680,241         September 2010           62,839
August 2006             10,235,187         September 2008           2,477,101         October 2010             48,097
September 2006           9,819,159         October 2008             2,282,660         November 2010            36,326
October 2006             9,411,716         November 2008            2,096,839         December 2010            27,087
November 2006            9,012,890         December 2008            1,919,628         January 2011             19,871
December 2006            8,622,721         January 2009             1,751,024         February 2011            14,202
January 2007             8,241,241         February 2009            1,590,994         March 2011                9,812
February 2007            7,868,486         March 2009               1,439,533         April 2011                6,510
March 2007               7,504,493         April 2009               1,296,634         May 2011                  4,187
April 2007               7,149,299         May 2009                 1,162,317         June 2011                 2,590
May 2007                 6,802,940         June 2009                1,036,411         July 2011                 1,520
June 2007                6,465,443         July 2009                  918,763         August 2011                 856
July 2007                6,136,823         August 2009                809,249         September 2011              482
August 2007              5,817,100         September 2009             707,725         October 2011                262
September 2007           5,506,286         October 2009               613,970         November 2011               122
October 2007             5,204,390         November 2009              527,811         December 2011                42
November 2007            4,911,434         December 2009              449,206         January 2012                  8
December 2007            4,627,440         January 2010               378,127         On and after
January 2008             4,352,437         February 2010              314,523         February 2012                 0
February 2008            4,086,450         March 2010                 258,338
